Prospectus Supplement
dated December 17, 2001 to:                               79181 12/01

In the section entitled "Who manages the funds?," the chart entry with respect to Putnam VT Voyager Fund (to the extent that this prospectus otherwise offers this fund) is replaced with the following:

The Putnam Large Cap Growth and U.S. Core Equity Teams have joint and primary responsibility for the day-to-day management of the fund's portfolio.